UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2012

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On December 3, 2012, Axcelis Technologies, Inc. (the “Company”) and Lam Research Corporation (“Lam”) entered into and consummated an Asset Purchase Agreement pursuant to which the Company sold and Lam purchased certain intellectual property rights, a dry strip processing system and other assets relating to the Company’s dry strip systems business in exchange for a cash payment of up to $10,716,009.58.  The purchased intellectual property rights include, among other things, worldwide patent rights, patent applications, copyrights, industrial designs, know-how and related rights used by the Company in its dry strip business.  Lam did not assume, or take any of the purchased assets subject to, any liabilities of the Company or related to the purchased assets.  Under the terms of the Asset Purchase Agreement, $2,000,000 of the purchase price is deferred and payable in installments upon, and subject to, the completion of certain transition milestones over various dates through June 30, 2014.

Concurrently with the closing under the Asset Purchase Agreement on December 3, 2012, the Company and Lam entered into a Transition Agreement pursuant to which Lam granted the Company a worldwide, non-exclusive, non-transferable, royalty free license to use the intellectual property rights sold by the Company under the Asset Purchase Agreement.  The license allows the Company to make and sell dry strip wafer processing equipment for semiconductor applications for a limited transition period after the closing and to support the Company’s installed base of dry strip equipment on a perpetual basis.  In addition, the Company agreed to continue to hold the dry strip processing system sold under the Asset Purchase Agreement for the benefit of Lam, and to maintain the system and provide all related facilities during the transition period.

This description of the Asset Purchase Agreement and the Transition Agreement is qualified by reference to the Asset Purchase Agreement and the Transition Agreement which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with this transaction, Silicon Valley Bank, the Company’s senior lender, released the purchased assets from its security interest under the Company’s Second Amended and Restated Loan and Security Agreement dated April 25, 2011, as amended, and related agreements, and consented to the transaction.

Item 7.01 Regulation FD Disclosure

On December 4, 2012, the Company issued a press release disclosing the entry into the Asset Purchase Agreement and related matters. A copy of the Company’s press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Index
10.1	Asset Purchase Agreement dated December 3, 2012 between Axcelis Technologies, Inc. and Lam Research Corporation.
10.2	Transition Agreement dated December 3, 2012 between Axcelis Technologies, Inc. and Lam Research Corporation.
99.1	Joint press release by Axcelis Technologies, Inc. and Lam Research Corporation dated December 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2012	Axcelis Technologies, Inc.

	By:	/s/ JAY ZAGER
Jay Zager
Executive Vice President
and Chief Financial Officer

Exhibit No.	Exhibit Index
10.1	Asset Purchase Agreement dated December 3, 2012 between Axcelis Technologies, Inc. and Lam Research Corporation.
10.2	Transition Agreement dated December 3, 2012 between Axcelis Technologies, Inc. and Lam Research Corporation.
99.1	Joint press release by Axcelis Technologies, Inc. and Lam Research Corporation dated December 4, 2012.